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                                                                    EXHIBIT 99.1

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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]


                         Wisconsin Energy Corporation

                         Combination with WICOR, Inc.

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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                             Safe Harbor Language
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This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. The forward-looking statements are subject to various risks and uncertainties. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions; business and competitive conditions in the deregulating and consolidating energy industry, in general, and in the companies' service territories; availability of the companies' generating facilities, changes in purchased power costs; changes in natural gas prices and supply availability; unusual weather; regulatory decisions; and the other cautionary factors described in the Management's Discussion and Analysis of Financial Condition and Results of Operations in both companies' Form 10-K for the year ended Dec. 31, 1998; and other factors described from time to time in the companies' reports to the Securities and Exchange Commission.

                                       2
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                           Wisconsin Energy Overview
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                               WISCONSIN ENERGY
                                  CORPORATION


WISCONSIN ELECTRIC         EDISON SAULT              NON-UTILITY
 POWER COMPANY           ELECTRIC COMPANY            BUSINESSES

                                               Wisvest Corporation
                                               Wispark Corporation
                                            Wisconsin Energy Capital
                                                  Corporation
                                              WEC International Inc.
                                              WEC Nuclear Corporation
                                                Minergy Corporation
                                                 Witech Corporation
                                          Northern Tree Service, Inc.
                                                  Badger Company

                                       3
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                WICOR Overview
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                                  WICOR INC.

   ENERGY GROUP                                     MANUFACTURING GROUP

Wisconsin Gas Company                                  Sta-Rite Industries, Inc.

 WICOR Energy Services                             SHURflo Pump Manufacturing
                                                             Co.
   FieldTech
                                                     Hypro Corporation

                                       4

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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                               Combined Company
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                               Wisconsin Energy
                                  Corporation

  Acquisition Company      Wisconsin Electric    Edison Sault   WEC Non-Utility
 (to be re-named WICOR)        Power               Electric        Operations

Energy Group  Manufacturing
                 Group

                                       5
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                 WEC Strategy
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 .    Continue to be one of the lowest cost energy providers in the Midwest

 .    Continue to take advantage of new opportunities presented by electric and gas convergence

 .    Continue to make strategic regional acquisitions to position the new company as a premier regional player in energy services

                                       6
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                            Benefits of Transaction
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Critical Mass

 .    WICOR's LDC operations further expand WEC's critical mass and provide:

     -    Expanded customer base

     -    Revenue enhancement potential

     -    Cost savings opportunities and economies of scale

     -    Continued convergence opportunities

Customer Base

 .    The combined entity will have a significant customer base of approximately:

     -    1.0 million electric customers

     -    900,000 gas customers, an increase of approximately 529,000 customers

                                       7
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                            Benefits of Transaction
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Unregulated Business Growth

 .    WICOR's unregulated pump business will diversify WEC's earnings and business profile

     - Strong historical earnings growth and attractive projected earnings profile

     -    Products targeted to both residential and industrial markets

     - Global business with approximately 30% of sales in international markets

     -    Potential opportunity to grow business and enhance value

                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                            Benefits of Transaction
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Cost Savings and Efficiencies

 .    Merger benefits will come from both gas related cost savings and revenue enhancements

     -    Non-fuel O&M expense

     -    Purchased gas cost

     -    Labor through attrition

     -    Product expansion

Platform for Growth

 .    Combined pro forma market capitalization of approximately $7.4 billion

 .    Combined management strength and depth to make additional acquisitions in a converging energy market

 .    Conservative and achievable growth strategy

     -    Commitment to control leverage

     -    Ability to enhance growth through diversified business lines

     -    Superior territory demographics

                                       9
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                Key Statistics
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                                                  WEC       WIC       Combined
                                               ---------------------------------

Approximate Market Equity (millions)              $3,200    $1,275    $4,475

Customers (thousands)

-    Electric                                      1,010         -     1,010
-    Gas                                             389       529       918

Net income - LTM 3/31/99 (millions)               $192.6    $ 49.4

Diluted EPS - LTM 3/31/99                         $ 1.67    $ 1.32

Current Dividend Yield (6/23/99)                     5.7%      3.3%

                                      10
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                 Diversified Earnings Base
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                       ________________________________
                                 2001E EBITDA
                       --------------------------------

                       [COLORED PIE CHART APPEARS HERE]


            ______________________________________________________
            62%   Electric                  Gas Distribution   17%
            13%   WEC Nonregulated          Pump Manufacturing  8%
            -------------------------------------------------------

Note: Does not include merger benefits

                                      11
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                             Combined Service Area
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                          [COLORED MAP APPEARS HERE]

                                      12

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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                Merger Benefits

 .    WEC believes that financial merger benefits of $35 million can be achieved by 2001

 .    Merger benefits will come from both cost savings and revenue enhancements

     - Non-fuel O&M expense

     - Purchased gas cost

     - Labor through attrition

     - Product expansion

                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                   Deal Terms
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
-----------------------------------------------------------------------------------------------------------------------------------
Term                               Summary
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Price:                    .    $31.50 per share
-----------------------------------------------------------------------------------------------------------------------------------
Premium:                           .    Premium to 1 day: 18.3%; 1 week: 31.3%; 4 weeks:  30.6%
-----------------------------------------------------------------------------------------------------------------------------------
Timing:                            .    The transaction is expected to close in the Spring of 2000
-----------------------------------------------------------------------------------------------------------------------------------
Structure:                         .    Stock consideration is based on a fixed price

                                   .    60% Cash/40% Stock

                                        -    Tax-free exchange for stock
                                        -    At WEC's option, stock allocation can be between (and including) 40% and 60%

                                   .    If WEC's stock price falls below $22.00, based on the average of the closing share price of
                                        WEC common stock on each of the ten days ending with the fifth trading day immediately preceding the closing date, WEC will have the option to pay all cash
-----------------------------------------------------------------------------------------------------------------------------------
Consideration:                     .    Cash (Net of option proceeds)        $709.6 Million
                                        Shares (18,486,594 @ $27.56)          509.5
                                        Total Acquisition Cost             $1,219.1 Million
-----------------------------------------------------------------------------------------------------------------------------------
Net Debt Assumed (Pro Forma):      .    $272.5 Million
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Total Transaction Value:           .    $1,503.1 Million
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Current Exchange Ratio:            .    1.14 x ($31.50 @ $27.56)
-----------------------------------------------------------------------------------------------------------------------------------
Break-up Fee:                      .    $30 Million, payable within 5 business days of termination
-----------------------------------------------------------------------------------------------------------------------------------

                                      14
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                  Leadership
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 .    Richard A. Abdoo - Chairman, President and CEO

 .    George E. Wardeberg - Vice Chairman

 .    Existing WEC board with two new directors

 .    Existing WIC senior operating managers retain current positions

 .    Corporate headquarters - Milwaukee

                                      15
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                               Approval Process
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 .    WIC and WEC Shareholders

 .    Other customary regulatory approvals

 .    Public Service Commission of Wisconsin

                       Targeted Close Date: Spring 2000

                                      16
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                                              [LOGO OF WICOR, INC. APPEARS HERE]

[LOGO OF WISCONSIN ENERGY CORPORATION APPEARS HERE]

                                    Summary
--------------------------------------------------------------------------------

 .    Strategic business combination that creates regional leader

 .    Strong regulated and non-regulated growth opportunities

 .    Competitively positioned electric and gas businesses meet customers'
     needs at competitive prices

 .    Strong platform for future growth

 .    Creates long-term shareholder value

                                      17